                                                                    EXHIBIT 10.1

                           COMMERCIAL LEASE AGREEMENT

     THIS AGREEMENT Between ROBERT K. CURTIS of 887 Route 67, Ballston Spa, New York, 12020 as Lessor and RICHARD W. MORRELL of Box 444, Round Lake, New York 12151, as Lessee

     WITNESSETH: That the said Lessor has let unto the said Lessee and the said Lessee has hired from the said Lessor the following premises:

     The parcel of land of approximately One (1) acre in size, located on the premises owned by Lessor, as more particularly shown on the attached map along with the right to use the shanty/building located thereabouts as mutually agreed, and located on Route 67, in the Town of Ballston, County of Saratoga and State of New York, together with the right of ingress and egress over the lands of the Lessor and the right to the use of the Railroad spur located on Lessor's property and to the storage of ramps used in conjunction with same; subject to the unqualified right of the Lessor from time to time to move, relocate, or reconfigure said parcel to other areas on Lessor's lands at Lessor's sole option and discretion, so long as any new location is similarly suitable for the use intended under this Agreement; for the term of five (5) years to commence May 1, 1997 and to end on the 30th day of April, 2002; to be used and occupied solely as a business for the temporary parking and storing of leased automobiles, small trucks and trailers under 30 feet in length, upon the conditions and covenants following unless otherwise agreed to by Lessor in writing:

     FIRST: That the Lessee shall pay rent in the amount of Thirty-Eight Thousand One-Hundred and 00/100 ($38,100.00) Dollars, said rent being payable in the following monthly installments, due on the first day of each month:

     $600.00/month each and every month for the use of the land; and $35.00/month for each and every month for the use of the shanty/building for the entire five (5) year term. There will be a late charge in the amount of $50.00 for any payment received after the 10th of each month.

     Lessee has this day deposited with Lessor the sum of Six Hundred Thirty-five and 00/100 ($635.00) Dollars, as security for the full and faithful performance by the Lessee of all of the terms and conditions upon the Lessee's part to be performed, which said sum shall be returned to the Lessee after the time fixed or the expiration of the term herein, provided the Lessee has fully and faithfully carried out all of the terms, covenants and conditions on his part to be performed. The security deposited hereunder shall not be mortgaged, assigned or encumbered by the Lessee without the written consent of the Lessor.

      SECOND: That the Lessee shall take good care of the premises and shall at his own cost and expense make all repairs and changes to the leased premises, and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

      Lessee also agrees to be responsible for any and all snow plowing, snow removal, salting and clearing of the parking and walk areas.

      THIRD: That the Lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Town Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances, violations or other grievances, in, upon or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders, and regulations of the Board of Fire Underwriters for the prevention of fires, at his own cost and expense.

      FOURTH: That in case the Lessee shall fail or neglect to comply with the aforesaid statutes, ordinances, rules, orders, regulations and requirements or any of them, or in case the lessee shall fail or neglect to make any necessary repairs, then the Lessor or his Agents may enter said premises and make said repairs and comply with any and all of the said statutes, ordinances, rules, orders, regulations or requirements, at the cost and expense of the Lessee and in case of the Lessee's failure to pay therefor, the said cost and expense shall be added to the next month's rent and be due and payable as such, or the Lessor may deduct the same from the balance of any sum remaining in the Lessor's hands. This provision is in addition to the right of the Lessor to terminate this Lease by reason of any default on the part of the Lessee.

      FIFTH: That the Lessee shall not assign this Agreement, or underlet or underlease the premises, or any part thereof, without prior written consent of Lessor; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire or any other reason, under penalty of damages and forfeiture.

      SIXTH: That no alterations, additions or improvements shall be made in or to the premises without the consent of the Lessor in writing, under penalty of damages and forfeiture, and all additions and improvement made by the Lessee shall belong to the Lessor.

      SEVENTH: That the Lessee shall, in case of fire, or destruction, give immediate notice thereof to the Lessor who shall at Lessor's option cause the damage to be repaired forthwith; but if the premises be so damaged that the Lessor shall decide not to rebuild or repair, the term shall cease and the accrued rent be paid up to the time of such fire or destruction.

      EIGHTH: That said Lessee agrees that the said Lessor and Agents, and other representatives, shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

     NINTH: The Lessee also agrees to permit the Lessor or his Agents to show the premises to persons wishing to hire or purchase the same; and the Lessee further agrees that the Lessor or his Agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale," and the Lessee hereby agrees to permit the same to remain thereon without hindrance or molestation.

     TENTH: That if the said premises, or any part thereof, shall become vacant during the said term, or should the Lessee be evicted by summary proceedings or otherwise, the Lessor or his representatives may re-enter the same, either by force or otherwise, without being liable to prosecution therefor; and re-let the said premises as the Agent of the said Lessee and receive the rent thereof; applying the same, first to the payment of such expenses as the Lessor may be put to in re-entering and re-letting and then to the payment of the rent due by these presents; the balance, if any, to be paid over to the Lessee who shall remain liable for any deficiency.

     ELEVENTH: That in case of any damage or injury occurring to the building, or damage and injury to the said premises of any kind whatsoever, said damage or injury being caused by the carelessness, negligence, or improper conduct on the part of the said Lessee, his Agents or Employees, then the said Lessee shall cause the said damage or injury to be repaired as speedily as possible at his own cost and expense.

     TWELFTH: The Lessee shall neither place, nor cause, nor allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises nor any other part of same, except in or at such place or places as may be agreed to by the said Lessor and consented to by him in writing; with the exception of any sign Lessee is required to have placed on the leased premises pursuant to requirements of the Department of Motor Vehicles; and in case the Lessor or his representatives shall deem it necessary to remove any such sign or signs in order to paint the buildings thereon or make any other repairs, alterations or improvements in or upon said premises or any part thereof, he shall have the right to do so, providing he causes the same to be removed and replaced at his expense, whenever the said repairs, alterations or improvements shall have been completed.

     THIRTEENTH: It is expressly agreed and understood by and between the parties to this agreement, that the Lessor shall not be liable for any damage or injury to Lessee or Lessee's property by water, steam, electricity, rain, ice or snow, which may be sustained by the said Lessee or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other Lessee or Agents, or Employees, or by reason of the breakage, leakage, or obstruction of the water or soil pipes, or other leakage or erosion in or about the said area, unless said damage or injury be caused by or due to the negligence of the Lessor.

     FOURTEENTH: That if default be made in any of the covenants herein contained, then it shall be lawful for the said Lessor to re-enter the said premises and the same to have again, repossess and enjoy. The said Lessee hereby expressly waives the service of any notice in writing of intention to re-enter, except as otherwise setforth herein.

        FIFTEENTH: That this instrument shall not be a lien against said premises in respect to any mortgages that hereafter may be placed against said premises and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this Lease, irrespective of the date of recording and the Lessee agrees to execute any such instrument without cost, which may be deemed necessary or desirable to further effect the subordination of this Lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Lessor or his assigns and legal representatives to the option of cancelling this Lease without incurring any expense or damage, and the term hereby granted is expressly limited accordingly.

        SIXTEENTH: During the term of this Lease agreement and for any further time that Lessee shall hold the demised premises, Lessee shall obtain and maintain at his expense the following types and amounts of insurance:

        (1) Fire Insurance - Lessee shall keep all buildings, improvements and equipment on the demised premises, including all alterations, additions and improvements and all personal property or stored property, insured against loss or damage by fire, explosion, and the perils specified in the standard extended coverage endorsement, and by vandalism and malicious mischief. The insurance shall be in an amount sufficient to prevent Lesser and Lessee from becoming co-insurers under provision of applicable policies of insurance, but in any event in an amount acceptable to Lessor and sufficient to adequately cover all possible losses.

        (2) Personal injury and property damage insurance. Insurance against liability for bodily injury and property damage and machinery insurance, all to be in amounts and in forms of insurance policies as may from time to time be required by Lessor, shall be provided by Lessee, and shall in any event not be in an amount less than One-Million and 00/100 ($1,000,000.00) Dollars.

        (3) Other Insurance. Lessee shall provide and keep in force other insurance in amounts that may from time to time be required by Lessor against other insurable hazards as are commonly insured against for the type of business activities that Lessee will conduct.

        All insurance provided by Lessee as required by this section shall be carried in favor of Lessor and Lessee as their respective interests may appear. In the case of insurance against damage to the building by fire or other casualty, the policy shall provide that loss, if any, shall be adjusted with and be payable to Lessor. If requested by Lessor, any insurance against fire or other casualty shall provide that loss be payable to the holder under a standard mortgage clause. All insurance shall be written with responsible companies that Lessor shall approve, and the policies shall be held by Lessor, or, when appropriate, by the holder of any mortgage, in which case copies of the policies or certificates of insurance shall be delivered by Lessee to Lessor. All policies shall require thirty (30) days notice by registered mail to Lessor of any cancellation or change affecting any interest of Lessor.

     SEVENTEENTH: It is expressly understood and agreed that if for any reason it shall be impossible to obtain insurance on the buildings, inventory and personal property on the premises in an amount, and in the form, and in insurance companies acceptable to the Lessor, the latter may, if he so elect, at any time thereafter terminate this Lease and the term thereof, on giving to the Lessee thirty (30) days' notice in writing of his intention so to do and upon the giving of such notice, this Lease and the term thereof shall terminate and come to an end.

     EIGHTEENTH: It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Lessor, the Lessee shall sell, assign, or mortgage this Lease or if default be made in the performance of any of the covenants and agreements in this Lease contained on the part of the Lessee to be kept and performed, or if the Lessee shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Town Governments or of any and all their Departments and Bureaus applicable to said premises, or hereafter established as herein provided, or if the Lessee shall file a petition in bankruptcy or be adjudicated a bankrupt or make an assignment for the benefit of creditors to take advantage of any insolvency act, the Lessor may, if he so elect, at any time thereafter terminate this Lease and the term thereof, upon giving to the Lessee five days' notice in writing of his intention so to do, and upon the event of such notice, this Lease and the term thereof shall terminate, expire and come to an end on the date fixed in such notice as if said date were the date originally fixed in this Lease for the termination or expiration thereof.

     All notices required to be given to the Lessee may be given by mail addressed to the Lessee at the address stated above or personally delivered.

     NINETEENTH: All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only. Lessee shall be solely liable for utility charges as they become due, including, but not limited to, those for sewer, water, gas, electricity, and telephone services, and if not so paid, the same shall be added to the month's rent next accruing, as further set forth in Paragraph "Thirty-Second", herein.

     TWENTIETH: The failure of the Lessor to insist upon strict performance of any of the covenants or conditions of this Lease or to exercise any option herein conferred in any one or more instances, shall not be construed as a waiver or relinquishment for the future of any such covenants, conditions or options, but the same shall be and remain in full force and effect.

     This agreement contains the entire agreement of the parties and may not be changed, modified, discharged or terminated orally. Any modification of this Lease agreement or additional obligations assumed by either party in connection with this Lease agreement shall be binding only if evidenced in a writing signed by each party or an authorized representation of each party.

     TWENTY-FIRST: If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi-public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Lessee shall have no claim against Lessor for the value of any unexpired term of said Lease. No part of any award shall belong to the Lessee.

     TWENTY-SECOND: That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Lessor or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Lessee hereby expressly waives the service of any notice in writing of intention to re-enter, and the Lessee shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Lessor may rent the premises on behalf of the Lessee, reserving the right to rent the premises for a longer period of time than fixed in the original Lease without releasing the original Lessee from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Lessor, any surplus to be paid to the Lessee, who shall remain liable for any deficiency.

     TWENTY-THIRD: In the event that the relation of the Lessor and Lessee may cease or terminate by reason of the re-entry of the Lessor under the terms and covenants contained in this Lease or by the ejectment of the Lessee by summary proceedings or otherwise, or after the abandonment of the premises by the Lessee, it is hereby agreed that the Lessee shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Lessor, and the Lessee expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Lessor during the remainder of the unexpired term, such differences or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained and it is mutually agreed between Lessor and Lessee that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this Lease, the Lessee's use or occupancy of said premises, and/or any claim of injury or damage.

     TWENTY-FOURTH: The Lessee hereby covenants and agrees to be liable for and to pay any costs and expenses and without limitation reasonable attorneys' fees and court costs incurred by Lessor in curing any default hereunder or in the collection of any passed due amounts or, in the event of termination resulting from default or breach of this Agreement by Lessee, in the collection of the rent reserved hereunder. Suit or suits for the recovery of any loss or deficiency of rent or damages, or for any installment or installments of rent or additional rent payable hereunder, may be brought by Lessor at once or form time to time at the Lessor's election and nothing contained in this Lease shall be deemed to require Lessor to await the date whereon this Lease or the term hereof would have expired by limitation had there been no such default by Lessee or no such termination. No failure by Lessor to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof and no acceptance of full or partial rent or additional rent during the continuance of any such breach shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. In the event of any breach by Lessee of any of the covenants, agreements, terms or conditions contained in this Lease, Lessor shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity by statute or otherwise.

     TWENTY-FIFTH: The Lease shall be governed by and construed in accordance with the laws of the State of New York. The Lessee waives all rights to redeem under any law of the State of New York.

     TWENTY-SIXTH: Lessor shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Lessee or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession if given or is available, but the term herein shall not be extended.

     TWENTY-SEVENTH: If any term covenant, condition or provision of this Lease or the application hereof to any circumstance or to any person, firm or corporation shall be invalid, or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this Lease shall not be affected thereby and each remaining, term, covenant, condition and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     TWENTY-EIGHTH: Lessee shall be at liberty to place any one or more temporary structures on the leased premises at his own expense, subject to removal upon the termination or expiration of this lease, and so long as same does not cause any damage to said leased premises or cause Lessor's taxes to increase. In the event the placement of any temporary structure by Lessee causes Lessor's taxes to increase, Lessee shall, at Lessor's option, either remove said structure, or pay the increase in taxes. Lessee shall be at liberty to construct permanent structures only upon the express written consent of Lessor, which consent may be withheld for any reason.

     TWENTY-NINTH: Lessor and Lessee mutually agree that under no circumstance will Lessor be entitled to place a lien upon or retain as collateral, any of the automobiles stored or parked on the leased premises as part of Lessee's business, for payments of any amounts owed pursuant to the terms of this Agreement.

     THIRTIETH: In the event of sale of the premise leased hereunder, Lessee agrees to vacate the premises within ninety (90) days after receipt of notice from Lessor of such sale, and said lease shall terminate upon the expiration of the ninety (90) day period.

        THIRTY-FIRST: Lessee warrants that Lessee will not do anything on said leased premises that will be harmful to or cause damage or harm to the environment; and further that Lessee will be responsible for all costs associated with the clean-up and correction of any and all environmental hazards or damage caused by Lessee, his employees or any stored or parked vehicles; and further will indemnify and hold Lessor harmless in regards to same. Lessee agrees that no automotive repair or maintenance work is to be conducted on the leased premises, and to keep the area leased in a clean and oil-free condition.

        THIRTY-SECOND: Lessee shall initiate, contract for, and obtain, in his name, all utility services required on the premises, including gas, electricity, telephone, water, and sewer connections and services, and Lessee shall pay all charges for those services as they become due. If Lessee fails to pay the charges, Lessor may elect to pay them and the charges will then be added to the rental installment next due. Lessor may elect to forfeit or terminate this lease if Lessee fails or refuses to pay the charges for utility services as assessed or incurred.

        Lessor shall not be liable for any personal injury or property damage resulting from the negligent operation or faulty installation of utility services provided for use on the premises, nor shall Lessor be liable for any injury or damage suffered by Lessee as a result of the failure to make necessary repairs to the utility facilities.

        Lessee shall be liable for any injury or damages to the equipment or service lines of the utility suppliers that are located on the premises, resulting from the negligent or deliberate acts of Lessee, or the agents or employees of Lessee.

        THIRTY-THIRD: Lessee shall not do or permit anything to be done on or about the premises that will obstruct or interfere with the rights of other tenants or occupants of Lessor's properties, or injure or annoy them or use or allow the premises to be used for any immoral or unlawful purpose, nor shall Lessee cause, maintain, or permit any nuisance in, on, or about the premises or common areas.

        THIRTY-FOURTH: Lessor shall not be liable, and Lessee waives all claims, for injury or damage to persons or property sustained by Lessee or any employee or occupant of any building on the premises or the premises itself, resulting from (1) any part of the building, equipment, or appurtenances on the premises in need of repair, (2) any accident in or about the premises, or (3) any injury or damage resulting directly or indirectly from any act or negligence of a tenant or occupant or of any other person. This waiver of liability and release of Lessor shall apply especially, but not exclusively, to damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, orders, noise, or the bursting or leakage of pipes or plumbing fixtures, and shall apply whether any damage results from the act or negligence of other tenants, occupants, or servants or of any other person, or whether the damage is caused or results from any event or circumstance of a similar or wholly different nature.

        If any damage results from any act or negligence of Lessee, Lessee shall repair the damages within thirty (30) days or within a reasonable period, but not to exceed sixty (60) days if the damages cannot be repaired in a thirty-day period. If Lessee fails or refuses to make the repairs, Lessor may, at the option of Lessor, repair the damage, whether caused to the building or to any occupants, and Lessee shall pay to Lessor the total cost of the repairs and damages. All personal property belonging to Lessee or to any occupant that is in the building or on the premises shall be there at the risk of Lessee or the occupant only, and Lessor shall not be liable for any damage to or the theft or misappropriation of such property.

     Lessee shall assume all liability for any injury or damages that may arise from any accident that occurs in front of the leased premises, or in, on, or about the leased premises in any area under the control of or used by Lessee that result from the acts of Lessee, his employees, agents, or customers. Lessee shall indemnify Lessor against any and all claims filed by parties injured or damaged by an accident as provided in this section.

     THIRTY-FIFTH: Lessor shall not be liable in any manner for any loss, injury, or damage incurred by Lessee from acts of theft, burglary, or vandalism committed by either identified or unidentified parties, except for personal acts of Lessor where the acts are committed against Lessee, or the agents, employees, or guests of Lessee, or are committed against the premises.

     Lessee shall be responsible for arranging, and all expenditures relating to, any security precautions that Lessee deems necessary for the safety of the personnel, guests, or property of Lessee located in or on the premises. Lessee shall also provide, at the expense of Lessee, insurance against losses of the above nature that Lessee desires to maintain, as set forth herein. Lessee specifically agrees not to make any claims against Lessor, either in law or in equity, for any loss or damage incurred.

     Any and all improvements, alterations and additions made to the leased premises shall, at the expiration of this Lease Agreement, or any extension thereunder, remain on the premises and belong to Lessor as a further consideration for this Lease Agreement and no compensation shall be allowed or paid therefore to Lessee.

     And the said Lessor does covenant that the said lessee on paying the said rent, and performing the covenants aforesaid, shall and may peaceably and quietly have, holding and enjoy the said premises for the term aforesaid, subject to the rights to termination pursuant to this Agreement.

     And it is further understood and agreed, that the covenants and agreements herein contained are binding on the parties hereto and upon their respective successors, heirs, executors and administrators.

     IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals this 2nd day of May, One-thousand Nine-Hundred and Ninety-Seven.

     IN PRESENCE OF                          /s/ ROBERT K. CURTIS L.S.
                                             ----------------------------------
                                             ROBERT K. CURTIS

                                             /s/ RICHARD W. MORRELL L.S.
                                             ----------------------------------
                                             RICHARD W. MORRELL

STATE OF NEW YORK:
                    SS:
COUNTY OF SARATOGA:


      On the 2nd day of May 1997, before me personally came Robert K. Curtis, to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and he duly acknowledged to me he executed the same.


                                               /s/ JANET L. SABIN
                                       ----------------------------------------
                                                    Notary Public
                                                   Janet L. Sabin
                                          Notary Public, State of New York
                                                 No. 01SA8014331
                                            Qualified in Saratoga County
                                          Commission Expires July 18, 1997

STATE OF NEW YORK:
                     SS:
COUNTY OF SARATOGA:


      On the 2nd day of May 1997, before me personally came Richard W. Morrell, to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and he duly acknowledged to me he executed the same.

                                                /s/ [Signature Illegible]
                                       ----------------------------------------
                                                    Notary Public
                                                   ??????????????
                                          Notary Public, State of New York
                                                 No. 4???????????
                                            Qualified in Saratoga County
                                          Commission Expires July 18, 1998


      IN CONSIDERATION of the letting of the premises within mentioned to the within named Lessee and the sum of $1.00 paid to the undersigned by the within named Lessor, the undersigned does hereby unconditionally guarantee covenant, and agree, to and with the Lessor and the Lessor's legal representatives, that if default shall at any time be made by the said Lessee in the payment of the rent and the performance of the covenants contained in the within Lease, on the Lessee's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Lessor, and also pay all damages that may arise in consequence of the nonperformance of said covenants, or either of them, without requiring notice of any such default from the said Lessor. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Lessor, to which the undersigned may be a party.

      IN WITNESS WHEREOF, the undersigned has set its hand and seal this 2nd day of May, 1997.


WITNESS /s/ [Signature Illegible]      35 CAROLINE CORP

                                       By:  /s/ RW MORRELL           L.S.
                                           ------------------------------------

                                       Title: Pres
                                             ----------------------------------